EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned hereby certify, in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. They are the chief executive officer and chief financial officer, respectively of SpaceDev, Inc. (the "Company");

2. The Quarterly Report of the Company on Form 10-QSB for the period ended March 31, 2006, that this certification accompanies, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and,

3. The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  May  15,  2006                        By:  /s/  Mark  N.  Sirangelo
                                              -----------------------------
                                              Mark  N.  Sirangelo
                                              Chief  Executive  Officer

                                              And;

                                              By:  /s/  Richard  B.  Slansky
                                              ------------------------------
                                              Richard  B.  Slansky
                                              President  and  Chief  Financial
                                              Officer